Exhibit 99.2

HRPT PROPERTIES TRUST

First Quarter 2009

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the

December 31, 2008 Consolidated Balance Sheet.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.   ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE:

• CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

• COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE, AND

• CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.

FOR EXAMPLE:

• IF THE AVAILABILITY OF DEBT CAPITAL REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR TO REFINANCE ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE,

• SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES,

• RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

• OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS,

• CONTINGENCIES IN OUR COMMITTED ACQUISITIONS AND SALES MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

• WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, AND

• WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY.

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of March 31, 2009, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant commercial office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we generally consider ourselves to be a long term investor and we are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

Management:

HRP is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of March 31, 2009, RMR managed one of the largest portfolios of publicly owned real estate in North America, including more than 1,300 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 580 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing HRP, RMR manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to TravelCenters of America LLC, a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of several publicly traded mutual funds, the RMR Funds, which principally invest in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of approximately $16 billion as of March 31, 2009.  We believe that being managed by RMR is a competitive advantage for HRP because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HRP at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 3/31/09) (1):

Total properties			541
Total sq. ft. (000s)			67,276
Percent leased			89.5%

Portfolio Concentration by Sq. Ft. (as of 3/31/09) (1):

		Industrial
	Office	and Other	Total
CBD	18.4%	0.2%	18.6%
Suburban	36.3%	45.1%	81.4%
Total	54.7%	45.3%	100.0%

Portfolio Concentration by NOI (Q1 2009) (1) (2):

		Industrial
	Office	and Other	Total
CBD	32.1%	0.4%	32.5%
Suburban	46.6%	20.9%	67.5%
Total	78.7%	21.3%	100.0%

Portfolio Concentration by Major Market (1):

		3/31/09	Q1 2009
		Sq. Ft.	NOI
Metro Philadelphia, PA		7.9%	12.2%
Oahu, HI		26.6%	11.5%
Metro Washington, DC		3.6%	9.2%
Southern California		1.7%	5.4%
Metro Boston, MA		3.9%	5.2%
Other Markets		56.3%	56.5%
Total		100.0%	100.0%

(1)  Excludes properties classified in discontinued operations.

(2)  We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; see page 14 for the calculation of NOI and a reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President & Chief Investment Officer	Senior Vice President & Chief Operating Officer

John C. Popeo
Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@hrpreit.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(e-mail) info@hrpreit.com	Timothy A. Bonang, Director of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8222 or tbonang@hrpreit.com, or
Katherine L. Johnston, Manager of Investor Relations, at
(617) 796-8222 or kjohnston@hrpreit.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

RESEARCH COVERAGE

Equity Research Coverage

B.G.B. Securities	Oppenheimer
David Shapiro	Mark Biffert
(703) 528-5782	(212) 667-7062

Citigroup	RBC Capital Markets
Michael Bilerman	David Rodgers
(212) 816-1383	(440) 715-2647

Macquarie Research	Raymond James
Nick Pirsos	Paul Puryear
(212) 231-2457	(727) 573-3800

Merrill Lynch	Stifel, Nicolaus
Ian Weissman	John Guinee
(212) 449-6255	(443) 224-1307

Debt Research Coverage

Citigroup	Merrill Lynch
Thomas Cook	John Forrey
(212) 723-1112	(212) 449-1812

Credit Suisse	Wachovia
John Giordano	Thierry Perrin
(212) 538-4935	(704) 715-8455

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Linda Phelps
(212) 553-1098	(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2009		12/31/2008		9/30/2008		6/30/2008		3/31/2008

Shares Outstanding:
Common shares outstanding (at end of period)	223,683		227,732		227,696		225,464		225,444
Common shares outstanding (at end of period) — diluted (1)	252,876		256,925		256,889		254,657		254,637
Preferred shares outstanding (at end of period) (1)	28,180		28,180		28,180		28,180		28,180
Weighted average common shares and units outstanding - basic	225,619		227,704		227,251		225,449		225,444
Weighted average common shares and units outstanding - diluted (1)	254,812		256,897		256,444		254,642		254,637

Common Share Data:
Price at end of period	$3.19		$3.37		$6.89		$6.77		$6.73
High during period	$4.19		$6.98		$8.33		$8.00		$8.56
Low during period	$2.48		$1.57		$6.43		$6.75		$6.58
Annualized dividends paid per share (2)	$0.48		$0.84		$0.84		$0.84		$0.84
Annualized dividend yield (at end of period) (2)	15.0%		24.9%		12.2%		12.4%		12.5%

Selected Balance Sheet Data:
Total assets	$6,070,451		$6,016,099		$6,070,543		$6,003,146		$5,959,846
Total liabilities	$3,160,699		$3,094,987		$3,152,435		$3,124,668		$3,089,567
Gross book value of real estate assets (3)	$6,709,405		$6,663,247		$6,604,601		$6,517,894		$6,501,910
Total debt / gross book value of real estate (3)	44.0%		43.4%		44.4%		45.0%		44.8%

Book Capitalization:
Total debt	$2,952,509		$2,889,918		$2,930,955		$2,932,959		$2,911,699
Plus: total stockholders’ equity	2,909,752		2,921,112		2,918,108		2,878,478		2,870,279
Total book capitalization	$5,862,261		$5,811,030		$5,849,063		$5,811,437		$5,781,978
Total debt / total book capitalization	50.4%		49.7%		50.1%		50.5%		50.4%

Market Capitalization:
Total debt (book value)	$2,952,509		$2,889,918		$2,930,955		$2,932,959		$2,911,699
Plus: market value of preferred shares (at end of period)	274,658		298,920		424,374		556,585		557,678
Plus: market value of common shares (at end of period)	713,549		767,457		1,568,825		1,526,391		1,517,238
Total market capitalization	$3,940,716		$3,956,295		$4,924,154		$5,015,935		$4,986,615
Total debt / total market capitalization	74.9%		73.0%		59.5%		58.5%		58.4%

Selected Income Statement Data (4):
Rental income	$216,923		$218,406		$211,689		$204,273		$215,164
EBITDA (5)	$119,266		$120,603		$120,597		$121,328		$121,157
Property net operating income (NOI) (6)	$125,184		$124,486		$122,615		$120,526		$130,201
NOI margin (7)	57.7%		57.0%		57.9%		59.0%		60.5%
Net income	$43,112		$63,463		$85,724		$68,052		$27,406
Preferred distributions	$(12,667)		$(12,667)		$(12,667)		$(12,667)		$(12,667)
Net income available for common shareholders	$30,445		$50,796		$73,057		$55,385		$14,739
Funds from operations (FFO) (8)	$75,514		$74,825		$74,998		$76,767		$75,769
FFO available for common shareholders (8)	$62,847		$62,158		$62,331		$64,100		$63,102
Common distributions paid	$27,328		$47,816		$47,800		$47,343		$47,343

Per Share Data (1):
Net income available for common shareholders — basic and diluted	$0.13		$0.22		$0.32		$0.25		$0.07
FFO available for common shareholders — basic (8)	$0.28		$0.27		$0.27		$0.28		$0.28
FFO available for common shareholders — diluted (1) (8)	$0.27		$0.27		$0.27		$0.28		$0.27
Common distributions paid (2)	$0.12		$0.21		$0.21		$0.21		$0.21
FFO payout ratio (2)	43.5%		76.9%		76.7%		73.9%		75.0%

Coverage Ratios:
EBITDA (5) / interest expense	2.7	x	2.6	x	2.7	x	2.7	x	2.7	x
EBITDA (5) / interest expense and preferred distributions	2.1	x	2.1	x	2.1	x	2.1	x	2.1	x

(1)

As of 3/31/2009, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income, FFO and weighted average common shares outstanding.

(2)	The amounts stated are based on the amounts paid during the periods. On January 9, 2009, HRP lowered its quarterly dividend rate to $0.12/share ($0.48/share annualized).
(3)	Gross book value of real estate assets is real estate properties, at cost, including acquisition costs, purchase price allocations less impairment writedowns, if any.
(4)	Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties subsequently classified in discontinued operations.
(5)	See page 13 for calculation of EBITDA.
(6)	Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.
(7)	NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.
(8)	See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of March 31, 2009	As of December 31, 2008
		(audited)
ASSETS
Real estate properties:
Land	$1,242,053	$1,220,554
Buildings and improvements	5,051,996	5,021,703
	6,294,049	6,242,257
Accumulated depreciation	(894,801)	(862,958)
	5,399,248	5,379,299
Properties held for sale	135,760	145,849
Acquired real estate leases, net	159,428	164,308
Cash and cash equivalents	35,317	15,518
Restricted cash	9,880	10,837
Rents receivable, net of allowance for doubtful accounts of $8,305 and $8,492, respectively	203,034	196,839
Other assets, net	127,784	103,449
Total assets	$6,070,451	$6,016,099

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$297,000	$201,000
Senior unsecured debt, net	2,209,804	2,241,225
Mortgage notes payable, net	445,705	447,693
Other liabilities related to properties held for sale	3,451	3,400
Accounts payable and accrued expenses	96,597	99,285
Acquired real estate lease obligations, net	45,577	47,839
Rent collected in advance	31,486	26,537
Security deposits	17,722	17,935
Due to affiliates	13,357	10,073
Total liabilities	3,160,699	3,094,987

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 223,683,241 and 227,731,938 shares issued and outstanding, respectively	2,237	2,277
Additional paid in capital	2,923,549	2,937,986
Cumulative net income	2,115,366	2,072,254
Cumulative common distributions	(2,469,169)	(2,441,841)
Cumulative preferred distributions	(344,595)	(331,928)
Total shareholders’ equity	2,909,752	2,921,112
Total liabilities and shareholders’ equity	$6,070,451	$6,016,099

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2009	3/31/2008

Rental income (1)	$216,923	$201,172

Expenses:
Operating expenses	91,739	81,217
Depreciation and amortization	48,390	44,813
General and administrative	9,487	8,862
Acquisition costs	259	—
Total expenses	149,875	134,892

Operating income	67,048	66,280

Interest income	145	329
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,642 and $1,095, respectively)	(43,859)	(45,040)
Gain on early extinguishment of debt	7,513	—
Income from continuing operations before income tax expense	30,847	21,569
Income tax expense	(152)	(164)
Income from continuing operations	30,695	21,405
Discontinued operations:
Income from discontinued operations (1)	3,672	6,001
Gain on sale of property	8,745	—
Net income	43,112	27,406
Preferred distributions	(12,667)	(12,667)
Net income available for common shareholders	$30,445	$14,739

Weighted average common shares outstanding — basic	225,619	225,444

Weighted average common shares outstanding — diluted (2)	254,812	254,637

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted (2)	$0.08	$0.04
Income from discontinued operations — basic and diluted (2)	$0.06	$0.03
Net income available for common shareholders — basic and diluted (2)	$0.13	$0.07

Additional Data:
General and administrative expenses / rental income	4.37%	4.41%
General and administrative expenses / total assets (at end of period)	0.16%	0.15%

Continuing Operations:
Non cash straight line rent adjustments (FAS 13) (1)	$608	$1,646
Lease value amortization (FAS 141) (1)	$(3,169)	$(2,384)
Lease termination fees included in rental income	$197	$1,007
Capitalized interest expense	$—	$—

Discontinued Operations:
Non cash straight line rent adjustments (FAS 13) (1)	$85	$341
Lease value amortization (FAS 141) (1)	$—	$(129)

(1)

We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations includes non-cash straight line rent adjustments. Rental income and income from discontinued operations also includes non-cash amortization of intangible lease assets and liabilities.

(2)

As of 3/31/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income and weighted average common shares outstanding.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended
	3/31/2009	3/31/2008
Cash flows from operating activities:
Net income	$43,112	$27,406
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	38,804	39,406
Amortization of debt discounts, premiums and deferred financing fees	1,642	1,085
Amortization of acquired real estate leases	9,898	7,473
Other amortization	2,866	3,997
Gain on early extinguishment of debt	(7,513)	—
Gain on sale of property	(8,745)	—
Change in assets and liabilities:
Decrease in restricted cash	3,064	6,484
Increase in rents receivable and other assets	(26,145)	(19,922)
Decrease in accounts payable and accrued expenses	(2,246)	(6,217)
Increase in rent collected in advance	5,063	728
(Decrease) increase in security deposits	(276)	661
Increase in due to affiliates	3,284	930
Cash provided by operating activities	62,808	62,031

Cash flows from investing activities:
Real estate acquisitions and improvements	(67,714)	(127,168)
Investment in marketable pass through certificates	(6,760)	—
Proceeds from sale of property	19,200	—
Increase in restricted cash	(2,107)	—
Cash used in investing activities	(57,381)	(127,168)

Cash flows from financing activities:
Repurchase of common shares	(14,486)	—
Repurchase and retirement of outstanding debt securities	(24,207)	—
Proceeds from borrowings	96,000	188,000
Payments on borrowings	(2,375)	(50,664)
Deferred financing fees	(565)	(3)
Distributions to common shareholders	(27,328)	(47,343)
Distributions to preferred shareholders	(12,667)	(12,667)
Cash provided by financing activities	14,372	77,323

Increase in cash and cash equivalents	19,799	12,186
Cash and cash equivalents at beginning of period	15,518	19,879
Cash and cash equivalents at end of period	$35,317	$32,065

Supplemental cash flow information:
Interest paid	$51,554	$50,973

Non-cash investing activities:
Real estate acquisitions	$(9)	$—

Non-cash financing activities:
Issuance of common shares	$9	$—

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended
	3/31/2009	3/31/2008

Net income	$43,112	$27,406
Plus: interest expense from continuing operations	43,859	45,040
Plus: interest expense from discontinued operations	—	184
Plus: income tax expense	152	164
Plus: depreciation and amortization from continuing operations	48,390	44,813
Plus: depreciation and amortization from discontinued operations	11	3,550
Less: gain on early extinguishment of debt	(7,513)	—
Less: gain on sale of property	(8,745)	—
EBITDA	$119,266	$121,157

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on sales of properties and gain on early extinguishment of debt, plus interest expense, income tax expense and depreciation and amortization.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended
	3/31/2009	3/31/2008

Calculation of NOI (1):
Rental income	$216,923	$201,172
Operating expenses	(91,739)	(81,217)
Property net operating income (NOI)	$125,184	$119,955

Reconciliation of NOI to Net Income:

Property net operating income	$125,184	$119,955
Depreciation and amortization	(48,390)	(44,813)
General and administrative	(9,487)	(8,862)
Acquisition costs	(259)	—
Operating income	67,048	66,280

Interest income	145	329
Interest expense	(43,859)	(45,040)
Gain on early extinguishment of debt	7,513	—
Income from continuing operations before income tax expense	30,847	21,569
Income tax expense	(152)	(164)
Income from continuing operations	30,695	21,405

Income from discontinued operations	3,672	6,001
Gain on sale of property	8,745	—
Net income	$43,112	$27,406

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2009	3/31/2008

Net income	$43,112	$27,406
Plus: depreciation and amortization from continuing operations	48,390	44,813
Plus: depreciation and amortization from discontinued operations	11	3,550
Plus: acquisition costs (1)	259	—
Less: gain on early extinguishment of debt	(7,513)	—
Less: gain on sale of property	(8,745)	—
FFO	75,514	75,769
Less: preferred distributions	(12,667)	(12,667)
FFO available for common shareholders	$62,847	$63,102

Weighted average common shares outstanding — basic	225,619	225,444

Weighted average common shares outstanding — diluted (2)	254,812	254,637

FFO available for common shareholders per share — basic	$0.28	$0.28

FFO available for common shareholders per share — diluted (2)	$0.27	$0.27

(1)	Represents the closing costs associated with acquisitions that are expensed under Statement of Financial Accounting Standards No. 141(R), “Business Combinations”.

(2)

At 3/31/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition costs as described in Note 1 above, gain on early extinguishment of debt and loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of depreciated operating properties, FFO can facilitate a comparison of operating performances among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate FFO differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended
	3/31/2009	3/31/2008

Net income available for common shareholders	$30,445	$14,739
Add — Series D convertible preferred distributions (1)	6,167	6,167
Net income available for common shareholders — diluted	$36,612	$20,906

FFO available for common shareholders (2)	$62,847	$63,102
Add — Series D convertible preferred distributions (1)	6,167	6,167
FFO available for common shareholders — diluted	$69,014	$69,269

Weighted average common shares outstanding — basic	225,619	225,444
Effect of dilutive Series D preferred shares (1)	29,193	29,193
Weighted average common shares outstanding — diluted	254,812	254,637

(1)	As of 3/31/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.
(2)	See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2009	3/31/2008

Number of Properties:

Office	357	319
Industrial and Other	184	169
Total	541	488

CBD	46	44
Suburban	495	444
Total	541	488

Square Feet (2):

Office	36,763	33,946
Industrial and Other	30,513	29,111
Total	67,276	63,057

CBD	12,488	11,773
Suburban	54,788	51,284
Total	67,276	63,057

Percent Leased (3):

Office	86.8%	88.5%
Industrial and Other	92.8%	94.8%
Total	89.5%	91.4%

CBD	88.0%	90.0%
Suburban	89.8%	91.7%
Total	89.5%	91.4%

Rental Income (4):

Office	$179,526	$165,398
Industrial and Other	37,397	35,774
Total	$216,923	$201,172

CBD	$78,041	$70,335
Suburban	138,882	130,837
Total	$216,923	$201,172

Property Net Operating Income (NOI) (5):

Office	$98,605	$93,754
Industrial and Other	26,579	26,201
Total	$125,184	$119,955

CBD	$40,673	$38,348
Suburban	84,511	81,607
Total	$125,184	$119,955

NOI Margin (6):

Office	54.9%	56.7%
Industrial and Other	71.1%	73.2%
Total	57.7%	59.6%

CBD	52.1%	54.5%
Suburban	60.9%	62.4%
Total	57.7%	59.6%

(1)	Excludes properties classified in discontinued operations.
(2)	Prior periods exclude space remeasurements made during the current period.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.
(6)	NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2009	3/31/2008
Number of Properties:
Metro Philadelphia, PA	19	19
Oahu, HI	57	57
Metro Washington, DC	17	17
Southern California	19	19
Metro Boston, MA	19	19
Other markets	410	357
Total	541	488

Square Feet (2):
Metro Philadelphia, PA	5,285	5,270
Oahu, HI	17,914	17,914
Metro Washington, DC	2,401	2,401
Southern California	1,174	1,174
Metro Boston, MA	2,599	2,599
Other markets	37,903	33,699
Total	67,276	63,057

Percent Leased (3):
Metro Philadelphia, PA	86.5%	90.2%
Oahu, HI	95.2%	95.1%
Metro Washington, DC	92.4%	91.4%
Southern California	86.8%	94.1%
Metro Boston, MA	85.1%	84.6%
Other markets	87.4%	90.0%
Total	89.5%	91.4%

Rental Income (4):
Metro Philadelphia, PA	$30,796	$31,648
Oahu, HI	18,218	16,863
Metro Washington, DC	18,424	17,651
Southern California	9,844	9,480
Metro Boston, MA	12,482	11,907
Other markets	127,159	113,623
Total	$216,923	$201,172

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,308	$16,795
Oahu, HI	14,354	13,159
Metro Washington, DC	11,489	10,906
Southern California	6,767	6,627
Metro Boston, MA	6,526	6,652
Other markets	70,740	65,816
Total	$125,184	$119,955

NOI Margin (6):
Metro Philadelphia, PA	49.7%	53.1%
Oahu, HI	78.8%	78.0%
Metro Washington, DC	62.4%	61.8%
Southern California	68.7%	69.9%
Metro Boston, MA	52.3%	55.9%
Other markets	55.6%	57.9%
Total	57.7%	59.6%

(1)	Excludes properties classified in discontinued operations.
(2)	Prior periods exclude space remeasurements made during the current period.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Includes some triple net lease rental income.
(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.
(6)	NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2009	3/31/2008
Office:
Properties	317	317
Total sq. ft.	33,093	33,093
Percent leased (2)	86.5%	88.4%
Rental income (3)	$163,530	$162,690
Property net operating income (NOI) (4)	$89,389	$92,105
NOI % growth	-2.9%

Industrial and Other:
Properties	165	165
Total sq. ft.	28,942	28,942
Percent leased (2)	92.8%	95.1%
Rental income (3)	$35,103	$35,559
Property net operating income (NOI) (4)	$25,449	$26,242
NOI % growth	-3.0%

CBD:
Properties	42	42
Total sq. ft.	10,916	10,916
Percent leased (2)	87.3%	89.9%
Rental income (3)	$68,874	$67,629
Property net operating income (NOI) (4)	$35,929	$36,702
NOI % growth	-2.1%

Suburban:
Properties	440	440
Total sq. ft.	51,119	51,119
Percent leased (2)	89.9%	91.9%
Rental income (3)	$129,759	$130,620
Property net operating income (NOI) (4)	$78,909	$81,645
NOI % growth	-3.4%

Total:
Properties	482	482
Total sq. ft.	62,035	62,035
Percent leased (2)	89.4%	91.6%
Rental income (3)	$198,633	$198,249
Property net operating income (NOI) (4)	$114,838	$118,347
NOI % growth	-3.0%

(1)	Based on properties owned continuously since 1/1/2008 and excludes properties classified in discontinued operations.
(2)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(3)	Includes some triple net lease rental income.
(4)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)
	3/31/2009	3/31/2008
Metro Philadelphia, PA:
Properties	19	19
Total sq. ft.	5,285	5,285
Percent leased (2)	86.5%	90.2%
Rental income (3)	$30,796	$31,648
Property net operating income (NOI) (4)	$15,308	$16,795
NOI % growth	-8.9%

Oahu, HI:
Properties	56	56
Total sq. ft.	17,793	17,793
Percent leased (2)	95.4%	95.6%
Rental income (3)	$17,992	$16,746
Property net operating income (NOI) (4)	$14,308	$13,217
NOI % growth	8.3%

Metro Washington, DC:
Properties	17	17
Total sq. ft.	2,401	2,401
Percent leased (2)	92.4%	91.4%
Rental income (3)	$18,424	$17,651
Property net operating income (NOI) (4)	$11,489	$10,906
NOI % growth	5.3%

Southern California:
Properties	19	19
Total sq. ft.	1,174	1,174
Percent leased (2)	86.8%	94.1%
Rental income (3)	$9,844	$9,480
Property net operating income (NOI) (4)	$6,767	$6,627
NOI % growth	2.1%

Metro Boston, MA:
Properties	19	19
Total sq. ft.	2,599	2,599
Percent leased (2)	85.1%	84.6%
Rental income (3)	$12,482	$11,907
Property net operating income (NOI) (4)	$6,526	$6,652
NOI % growth	-1.9%

Other Markets:
Properties	352	352
Total sq. ft.	32,783	32,783
Percent leased (2)	86.9%	90.0%
Rental income (3)	$109,095	$110,817
Property net operating income (NOI) (4)	$60,440	$64,150
NOI % growth	-5.8%

Total:
Properties	482	482
Total sq. ft.	62,035	62,035
Percent leased (2)	89.4%	91.6%
Rental income (3)	$198,633	$198,249
Property net operating income (NOI) (4)	$114,838	$118,347
NOI % growth	-3.0%

(1)	Based on properties owned continuously since 1/1/2008 and excludes properties classified in discontinued operations.
(2)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(3)	Includes some triple net lease rental income.
(4)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt See note (2)	6.814%	7.842%	$233,693		1/31/2011	$225,547	1.8
Secured debt One property in Milwaukee, WI	7.435%	7.000%	30,292		6/1/2011	29,188	2.2
Secured debt One property in Bannockburn, IL	8.050%	5.240%	24,279		6/1/2012	22,719	3.2
Secured debt Two properties in Rochester, NY	6.000%	6.000%	5,052		10/11/2012	4,507	3.5
Secured debt One property in Macon, GA	4.950%	6.280%	13,405		5/11/2014	11,930	5.1
Secured debt One property in Lenexa, KS	5.760%	7.000%	8,720		5/1/2016	6,116	7.1
Secured debt One property in Jacksonville, FL	6.030%	8.000%	41,600		5/11/2016	38,994	7.1
Secured debt One property in Birmingham, AL	7.360%	5.610%	12,878		8/1/2016	9,333	7.3
Secured debt One property in North Haven, CT	6.750%	5.240%	4,730		3/1/2022	—	12.9
Secured debt One property in Morgan Hill, CA	6.140%	8.000%	15,689		1/5/2023	—	13.8
Secured debt One property in East Windsor, CT	5.710%	5.240%	8,940		3/1/2026	—	16.9
Secured debt Two properties in Morgan Hill, CA	6.060%	8.000%	14,147		11/10/2027	—	18.6
Secured debt One property in Philadelphia, PA (3)	6.794%	7.383%	40,095		1/1/2029	2,478	19.8
Total / weighted average secured fixed rate debt	6.710%	7.406%	$453,520			$350,812	5.7

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (4)	1.080%	1.080%	$297,000		8/22/2010	$297,000	1.4
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (5)	1.920%	1.920%	168,219		3/16/2011	168,219	2.0
Total / weighted average unsecured floating rate debt	1.384%	1.384%	$465,219			$465,219	1.6

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	1.3
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	1.5
Senior notes due 2012	6.950%	7.179%	200,000		4/1/2012	200,000	3.0
Senior notes due 2013	6.500%	6.693%	200,000		1/15/2013	200,000	3.8
Senior notes due 2014	5.750%	5.828%	250,000		2/15/2014	250,000	4.9
Senior notes due 2015	6.400%	6.601%	200,000		2/15/2015	200,000	5.9
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	6.6
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	7.4
Senior notes due 2017	6.250%	6.279%	250,000		6/15/2017	250,000	8.2
Senior notes due 2018	6.650%	6.768%	250,000		1/15/2018	250,000	8.8
Total / weighted average unsecured fixed rate debt	6.346%	6.485%	$2,050,000			$2,050,000	6.2

Total / weighted average unsecured debt	5.428%	5.541%	$2,515,219			$2,515,219	5.3

Summary Debt:
Total / weighted average secured fixed rate debt	6.710%	7.406%	$453,520			$350,812	5.7
Total / weighted average unsecured floating rate debt	1.384%	1.384%	465,219			465,219	1.6
Total / weighted average unsecured fixed rate debt	6.346%	6.485%	2,050,000			2,050,000	6.2
Total / weighted average debt	5.624%	5.826%	$2,968,739	(6)		$2,866,031	5.4

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.
(3)	The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.
(4)

Represents amounts outstanding on HRP’s $750 million revolving credit facility at 3/31/2009.  Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 upon our payment of a fee.  Interest rate at 3/31/2009.

(5)	The notes became prepayable, at par, on September 16, 2006. Interest rate at 3/31/2009.
(6)	Total debt as of 3/31/2009, net of unamortized premiums and discounts, equals $2,952,509.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured		Unsecured		Weighted
	Fixed Rate	Floating		Fixed		Average
Year	Debt	Rate Debt		Rate Debt	Total (1)	Interest Rate
2009	$6,647	$—		$—	$6,647	6.7%
2010	9,507	297,000	(2)	50,000	356,507	2.3%
2011	260,302	168,219		—	428,521	4.9%
2012	32,335	—		200,000	232,335	7.0%
2013	5,080	—		200,000	205,080	6.5%
2014	17,119	—		250,000	267,119	5.7%
2015	5,415	—		450,000	455,415	6.0%
2016	59,219	—		400,000	459,219	6.2%
2017	4,345	—		250,000	254,345	6.3%
2018	4,632	—		250,000	254,632	6.6%
2019	4,938			—	4,938	6.4%
2020 and thereafter	43,981	—		—	43,981	6.5%
Total	$453,520	$465,219		$2,050,000	$2,968,739	5.6%

Percent	15.3%	15.7%		69.0%	100.0%

(1)	Total debt as of 3/31/2009, net of unamortized premiums and discounts, equals $2,952,509.
(2)

Represents amounts outstanding on HRP’s $750 million revolving credit facility at 3/31/2009.  Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 upon our payment of a fee.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	3/31/2009		12/31/2008		9/30/2008		6/30/2008		3/31/2008
Leverage Ratios:

Total debt / total assets	48.6%		48.0%		48.3%		48.9%		48.9%
Total debt / gross book value of real estate assets (1)	44.0%		43.4%		44.4%		45.0%		44.8%
Total debt / total market capitalization	74.9%		73.0%		59.5%		58.5%		58.4%
Total debt / total book capitalization	50.4%		49.7%		50.1%		50.5%		50.4%
Secured debt / total assets	7.3%		7.4%		6.4%		6.5%		6.1%
Variable rate debt / total debt	15.8%		13.9%		17.2%		17.1%		17.4%
Variable rate debt / total assets	7.7%		6.7%		8.3%		8.3%		8.5%

Coverage Ratios:

EBITDA / interest expense	2.7	x	2.6	x	2.7	x	2.7	x	2.7	x
EBITDA / interest expense + preferred distributions	2.1	x	2.1	x	2.1	x	2.1	x	2.1	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	43.0%		42.7%		42.9%		43.5%		43.7%
Secured debt / adjusted total assets (maximum 40%)	6.5%		6.6%		5.7%		5.8%		5.5%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.7	x	2.7	x	2.7	x	2.7	x	2.6	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	237.3%		238.9%		231.9%		227.4%		229.0%

(1)   Gross book value of real estate assets is real estate properties, at cost, including properties held for sale, plus purchase price allocations and acquisition costs less impairment writedowns, if any.

(2)   Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Tenant improvements (TI)	$5,094	$17,611	$15,853	$9,601	$5,178
Leasing costs (LC)	2,867	4,622	3,906	4,091	3,859
Total TI and LC	7,961	22,233	19,759	13,692	9,037

Building improvements (1)	1,739	1,079	2,267	2,953	1,789
Development, redevelopment and other activities (2)	1,741	9,638	3,882	2,955	3,491
Total capital improvements, including TI and LC	$11,441	$32,950	$25,908	$19,600	$14,317

Sq. ft. beginning of period	67,586	67,225	65,247	65,315	64,456
Sq. ft. end of period	67,947	67,586	67,225	65,247	65,315
Average sq. ft. during period	67,767	67,406	66,236	65,281	64,886

Building improvements per average sq. ft. during period	$0.03	$0.02	$0.03	$0.05	$0.03

(1)   Building improvements generally include construction costs, expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.

(2)   Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

2009 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Mar-09	Fremont, CA	Office	4	392	$57,500	$146.68	11.1%	5.7	100.0%	Boston Scientific Corporation
	Q1 2009 Total / Weighted Average		4	392	57,500	146.68	11.1%	5.7	100.0%

	Total / Weighted Average		4	392	$57,500	$146.68	11.1%	5.7	100.0%

Dispositions:

									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original		Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase		Gain (Loss)
Sold	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price		on Sale

Jan-09	White Plains, NY	Office	1	50	$19,250	$12,070	$385.00	$241.40	1.6	x	$8,745

	Total		1	50	$19,250	$12,070	$385.00	$241.40	1.6	x	$8,745

(1)          Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)          Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3)          Average remaining lease term based on rental income as of the date acquired.

(4)          Percent leased as of the date acquired.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

2009 FINANCING ACTIVITIES

(amounts in thousands, except share information)

For the Three Months Ended
3/31/2009

Debt Transactions (1):
New debt raised	$—
New debt assumed as part of acquisitions	$—
Total new debt	—

Debt retired (2)	$(31,781)
Net debt	$(31,781)

Equity Transactions:
New common shares issued (3)	1,303
New common equity, net (3)	$9

New preferred shares issued	—
New preferred equity raised, net	$—
Total new equity	$9

Common equity repurchased	$(14,486)
Preferred equity retired	$—
Net equity	$(14,477)

(1)	Excludes drawings and repayments on our revolving credit facility.
(2)

In March 2009, we repurchased and retired $31,781 of our floating rate senior notes due 2011 for $24,207, excluding accrued interest, and recognized a gain on early extinguishment of debt of $7,513, net of unamortized deferred financing fees.

(3)	Represents common shares issued in January 2009 related to properties acquired in July 2008.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET) (1)

(sq. ft. in thousands)

	Metro		Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	California	Boston, MA	Markets	Total
Square Feet:
Office	5,285	—	2,401	1,174	2,599	25,304	36,763
Industrial and Other	—	17,914	—	—	—	12,599	30,513
Total	5,285	17,914	2,401	1,174	2,599	37,903	67,276

CBD	4,585	158	681	331	523	6,210	12,488
Suburban	700	17,756	1,720	843	2,076	31,693	54,788
Total	5,285	17,914	2,401	1,174	2,599	37,903	67,276

U.S. Government and other government tenants (2)	17	—	1,239	366	211	3,517	5,350
Land leases (2)	—	16,503	—	—	—	—	16,503
Other investment grade tenants (2)(3)	2,287	5	56	76	835	8,923	12,182
Other tenants (2)	2,265	547	923	576	1,167	20,683	26,161
Vacant	716	859	183	156	386	4,780	7,080
Total	5,285	17,914	2,401	1,174	2,599	37,903	67,276

Percent by Major Market:
Office	14%	0%	7%	3%	7%	69%	100%
Industrial and Other	0%	59%	0%	0%	0%	41%	100%
Total	8%	27%	4%	2%	4%	55%	100%

CBD	37%	1%	6%	3%	4%	49%	100%
Suburban	1%	32%	3%	2%	4%	58%	100%
Total	8%	27%	4%	2%	4%	55%	100%

U.S. Government and other government tenants	0%	0%	23%	7%	4%	66%	100%
Land leases	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	19%	0%	0%	1%	7%	73%	100%
Other tenants	9%	2%	3%	2%	5%	79%	100%
Vacant	10%	12%	3%	2%	6%	67%	100%
Total	8%	27%	4%	2%	4%	55%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	67%	55%
Industrial and Other	0%	100%	0%	0%	0%	33%	45%
Total	100%	100%	100%	100%	100%	100%	100%

CBD	87%	1%	28%	28%	20%	16%	19%
Suburban	13%	99%	72%	72%	80%	84%	81%
Total	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	52%	31%	8%	9%	8%
Land leases	0%	92%	0%	0%	0%	0%	24%
Other investment grade tenants (3)	43%	0%	2%	7%	32%	23%	18%
Other tenants	43%	3%	38%	49%	45%	55%	39%
Vacant	14%	5%	8%	13%	15%	13%	11%
Total	100%	100%	100%	100%	100%	100%	100%

(1) Excludes properties classified in discontinued operations.

(2) Sq. ft. is pursuant to signed leases as of 3/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

 PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME) (1)

(dollars in thousands)

	Metro		Metro	Southern	Metro	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	California	Boston, MA	Markets	Total
Annualized Rental Income (2):
Office	$123,153	$—	$73,239	$38,744	$52,468	$443,704	$731,308
Industrial and Other	—	71,876	—	—	—	83,267	155,143
Total	$123,153	$71,876	$73,239	$38,744	$52,468	$526,971	$886,451

CBD	$112,528	$2,177	$29,605	$23,025	$21,043	$122,970	$311,348
Suburban	10,625	69,699	43,634	15,719	31,425	404,001	575,103
Total	$123,153	$71,876	$73,239	$38,744	$52,468	$526,971	$886,451

U.S. Government and other government tenants	$433	$—	$41,547	$8,255	$5,237	$67,734	$123,206
Land leases	—	64,965	—	—	—	—	64,965
Other investment grade tenants (3)	62,826	337	2,060	2,019	15,139	151,281	233,662
Other tenants	59,894	6,574	29,632	28,470	32,092	307,956	464,618
Total	$123,153	$71,876	$73,239	$38,744	$52,468	$526,971	$886,451

Percent by Major Market:
Office	17%	0%	10%	5%	7%	61%	100%
Industrial and Other	0%	46%	0%	0%	0%	54%	100%
Total	14%	8%	8%	4%	6%	60%	100%

CBD	36%	1%	10%	7%	7%	39%	100%
Suburban	2%	12%	8%	3%	5%	70%	100%
Total	14%	8%	8%	4%	6%	60%	100%

U.S. Government and other government tenants	0%	0%	34%	7%	4%	55%	100%
Land leases	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	27%	0%	1%	1%	6%	65%	100%
Other tenants	13%	1%	7%	6%	7%	66%	100%
Total	14%	8%	8%	4%	6%	60%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	84%	82%
Industrial and Other	0%	100%	0%	0%	0%	16%	18%
Total	100%	100%	100%	100%	100%	100%	100%

CBD	91%	3%	40%	59%	40%	23%	35%
Suburban	9%	97%	60%	41%	60%	77%	65%
Total	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	57%	21%	10%	13%	14%
Land leases	0%	91%	0%	0%	0%	0%	7%
Other investment grade tenants (3)	51%	0%	3%	5%	29%	29%	26%
Other tenants	49%	9%	40%	74%	61%	58%	53%
Total	100%	100%	100%	100%	100%	100%	100%

(1) Excludes properties classified in discontinued operations.

(2) Annualized rental income is rents pursuant to signed leases as of 3/31/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3) Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and  Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

SUMMARY OF PROPERTIES BY MAJOR MARKET (1)

 (dollars and sq. ft. in thousands)

	As of 3/31/2009			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (2)	Rental Income (2)
Metro Philadelphia, PA	19	5,285	7.9%	$123,153	13.9%
Oahu, HI	57	17,914	26.6%	71,876	8.1%
Metro Washington, DC	17	2,401	3.6%	73,239	8.3%
Southern California	19	1,174	1.7%	38,744	4.4%
Metro Boston, MA	19	2,599	3.9%	52,468	5.9%
Other markets	410	37,903	56.3%	526,971	59.4%
Total	541	67,276	100.0%	$886,451	100.0%

	Percent NOI For the Three Months Ended (3)
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Metro Philadelphia, PA	12.2%	11.6%	13.5%	12.3%	13.2%
Oahu, HI	11.5%	9.2%	10.2%	10.6%	10.1%
Metro Washington, DC	9.2%	9.0%	7.3%	9.4%	9.4%
Southern California	5.4%	5.2%	5.2%	5.4%	6.9%
Metro Boston, MA	5.2%	5.5%	6.4%	5.8%	6.6%
Other markets	56.5%	59.5%	57.4%	56.5%	53.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)     Excludes properties classified in discontinued operations.

(2)     Annualized rental income is rents pursuant to signed leases as of 3/31/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)     NOI, or property net operating income, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to Net Income.  Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties subsequently reclassified in discontinued operations.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Properties	541	537	533	489	537
Total sq. ft. (2)	67,276	66,872	66,087	63,438	65,315
Percentage leased	89.5%	90.4%	90.6%	90.9%	91.6%

Leasing Activity (sq. ft.):
New leases	190	221	395	379	273
Renewals	755	638	559	1,316	553
Total	945	859	954	1,695	826

% Change in GAAP Rent (3):
New leases	28%	10%	20%	23%	2%
Renewals	2%	5%	13%	5%	3%
Weighted average	6%	6%	16%	9%	2%

Capital Commitments (4):
New leases	$3,873	$2,857	$7,036	$9,039	$6,325
Renewals	2,858	6,313	2,334	4,252	3,091
Total	$6,731	$9,170	$9,370	$13,291	$9,416

Capital Commitments per Sq. Ft. (4):
New leases	$20.38	$12.93	$17.81	$23.85	$23.17
Renewals	$3.79	$9.89	$4.18	$3.23	$5.59
Total	$7.12	$10.68	$9.82	$7.84	$11.40

Weighted Average Lease Term by Sq. Ft. (years):
New leases	6.1	5.1	6.6	6.3	6.0
Renewals	4.7	5.9	4.8	5.4	5.4
Total	5.0	5.7	5.6	5.6	5.6

Capital Commitments per Sq. Ft. per Year:
New leases	$3.34	$2.53	$2.70	$3.79	$3.86
Renewals	$0.81	$1.68	$0.87	$0.60	$1.04
Total	$1.42	$1.87	$1.75	$1.40	$2.04

(1)          Prior periods reflect amounts previously reported and excludes retroactive adjustments for properties subsequently classified in discontinued operations.

(2)          Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)          Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)          Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 3/31/2009) (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 3/31/2009
Property Type/Market	3/31/09	New	Renewals	Total
Office	36,763	137	617	754
Industrial and Other	30,513	53	138	191
Total	67,276	190	755	945

CBD	12,488	61	257	318
Suburban	54,788	129	498	627
Total	67,276	190	755	945

Metro Philadelphia, PA	5,285	3	6	9
Oahu, HI	17,914	10	65	75
Metro Washington, DC	2,401	3	3	6
Southern California	1,174	—	55	55
Metro Boston, MA	2,599	3	—	3
Other markets	37,903	171	626	797
Total	67,276	190	755	945

	Sq. Ft. Leased
	As of	12/31/08		New and	Acquisitions /	As of	3/31/09
	12/31/08	% Leased (2)	Expired	Renewals	(Sales)	3/31/09	% Leased
Office	31,762	87.4%	(1,015)	754	392	31,893	86.8%
Industrial and Other	28,697	94.1%	(585)	191	—	28,303	92.8%
Total	60,459	90.4%	(1,600)	945	392	60,196	89.5%

CBD	10,993	88.1%	(320)	318	—	10,991	88.0%
Suburban	49,466	90.9%	(1,280)	627	392	49,205	89.8%
Total	60,459	90.4%	(1,600)	945	392	60,196	89.5%

Metro Philadelphia, PA	4,589	87.0%	(29)	9	—	4,569	86.5%
Oahu, HI	17,142	95.7%	(163)	75	—	17,054	95.2%
Metro Washington, DC	2,219	92.4%	(6)	6	—	2,219	92.4%
Southern California	1,036	88.3%	(72)	55	—	1,019	86.8%
Metro Boston, MA	2,213	85.1%	(4)	3	—	2,212	85.1%
Other markets	33,260	88.7%	(1,326)	797	392	33,123	87.4%
Total	60,459	90.4%	(1,600)	945	392	60,196	89.5%

(1) Excludes properties classified in discontinued operations.

(2) Based on total sq. ft. as of December 31, 2008; excludes acquisitions and effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1	U.S. Government	4,668	7.8%	12.5%	2009 to 2024
2	PNC Financial Services Group	701	1.2%	1.9%	2011 to 2021
3	GlaxoSmithKline plc	608	1.0%	1.7%	2013
4	Jones Day	407	0.7%	1.3%	2012, 2019
5	Wells Fargo Bank	393	0.7%	1.2%	2009 to 2017
6	Flextronics International Ltd.	894	1.5%	1.2%	2014
7	ING	410	0.7%	1.1%	2011, 2018
8	JDA Software Group, Inc.	283	0.5%	1.0%	2012
	Total	8,364	14.1%	21.9%

(1)	Excludes properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 3/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Rental income is rents pursuant to signed leases as of 3/31/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 3/31/2009	2009	2010	2011	2012 and Thereafter

Office:
Total sq. ft.	36,763
Leased sq. ft. (2)	31,893	2,551	3,725	4,571	21,046
Percent	100.0%	8.0%	11.7%	14.3%	66.0%
Annualized rental income (3)	$731,308	$53,878	$82,169	$98,921	$496,340
Percent	100.0%	7.4%	11.2%	13.5%	67.9%

Industrial and Other:
Total sq. ft.	30,513
Leased sq. ft. (2)	28,303	887	3,002	1,539	22,875
Percent	100.0%	3.1%	10.6%	5.4%	80.9%
Annualized rental income (3)	$155,143	$6,684	$20,982	$8,414	$119,063
Percent	100.0%	4.3%	13.5%	5.4%	76.8%

CBD:
Total sq. ft.	12,488
Leased sq. ft. (2)	10,991	595	884	853	8,659
Percent	100.0%	5.4%	8.0%	7.8%	78.8%
Annualized rental income (3)	$311,348	$17,468	$26,293	$24,322	$243,265
Percent	100.0%	5.6%	8.4%	7.8%	78.2%

Suburban:
Total sq. ft.	54,788
Leased sq. ft. (2)	49,205	2,843	5,843	5,257	35,262
Percent	100.0%	5.8%	11.9%	10.7%	71.6%
Annualized rental income (3)	$575,103	$43,094	$76,858	$83,013	$372,138
Percent	100.0%	7.5%	13.4%	14.4%	64.7%

Total:
Total sq. ft.	67,276
Leased sq. ft. (2)	60,196	3,438	6,727	6,110	43,921
Percent	100.0%	5.7%	11.2%	10.2%	72.9%
Annualized rental income (3)	$886,451	$60,562	$103,151	$107,335	$615,403
Percent	100.0%	6.8%	11.6%	12.1%	69.5%

(1)   Excludes properties classified in discontinued operations.

(2)   Sq. ft. is pursuant to signed leases as of 3/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)   Annualized rental income is rents pursuant to signed leases as of 3/31/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 3/31/2009	2009	2010	2011	2012 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,285
Leased sq. ft. (2)	4,569	293	326	655	3,295
Percent	100.0%	6.4%	7.1%	14.3%	72.2%
Annualized rental income (3)	$123,153	$6,507	$8,177	$16,355	$92,114
Percent	100.0%	5.3%	6.6%	13.3%	74.8%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	17,054	502	304	655	15,593
Percent	100.0%	2.9%	1.8%	3.8%	91.5%
Annualized rental income (3)	$71,876	$2,337	$1,513	$2,652	$65,374
Percent	100.0%	3.3%	2.1%	3.7%	90.9%
Metro Washington, DC:
Total sq. ft.	2,401
Leased sq. ft. (2)	2,219	100	202	110	1,807
Percent	100.0%	4.5%	9.1%	5.0%	81.4%
Annualized rental income (3)	$73,239	$3,834	$6,953	$3,919	$58,533
Percent	100.0%	5.2%	9.5%	5.4%	79.9%
Southern California:
Total sq. ft.	1,174
Leased sq. ft. (2)	1,019	79	84	99	757
Percent	100.0%	7.8%	8.2%	9.7%	74.3%
Annualized rental income (3)	$38,744	$2,596	$4,507	$4,203	$27,438
Percent	100.0%	6.7%	11.6%	10.8%	70.9%
Metro Boston, MA:
Total sq. ft.	2,599
Leased sq. ft. (2)	2,212	122	83	407	1,600
Percent	100.0%	5.5%	3.8%	18.4%	72.3%
Annualized rental income (3)	$52,468	$3,677	$2,624	$10,063	$36,104
Percent	100.0%	7.0%	5.0%	19.2%	68.8%
Other markets:
Total sq. ft.	37,903
Leased sq. ft. (2)	33,123	2,342	5,728	4,184	20,869
Percent	100.0%	7.1%	17.3%	12.6%	63.0%
Annualized rental income (3)	$526,971	$41,611	$79,377	$70,143	$335,840
Percent	100.0%	7.9%	15.1%	13.3%	63.7%
Total:
Total sq. ft.	67,276
Leased sq. ft. (2)	60,196	3,438	6,727	6,110	43,921
Percent	100.0%	5.7%	11.2%	10.2%	72.9%
Annualized rental income (3)	$886,451	$60,562	$103,151	$107,335	$615,403
Percent	100.0%	6.8%	11.6%	12.1%	69.5%

(1)   Excludes properties classified in discontinued operations.

(2)   Sq. ft. is pursuant to signed leases as of 3/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)   Annualized rental income is rents pursuant to signed leases as of 3/31/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

March 31, 2009

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (2)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (3)	% of Annualized Rental Income Expiring	Cumulative % of Annualized Rental Income Expiring
2009	3,438	5.7%	5.7%	$60,562	6.8%	6.8%
2010	6,727	11.2%	16.9%	103,151	11.6%	18.4%
2011	6,110	10.2%	27.1%	107,335	12.1%	30.5%
2012	5,892	9.8%	36.9%	115,298	13.0%	43.5%
2013	6,036	10.0%	46.9%	107,380	12.1%	55.6%
2014	3,365	5.6%	52.5%	61,818	7.0%	62.6%
2015	3,815	6.3%	58.8%	70,779	8.0%	70.6%
2016	2,776	4.6%	63.4%	46,395	5.2%	75.8%
2017	2,200	3.7%	67.1%	45,891	5.2%	81.0%
2018	1,743	2.9%	70.0%	31,865	3.6%	84.6%
2019 and thereafter	18,094	30.0%	100.0%	135,977	15.4%	100.0%
Total	60,196	100.0%		$886,451	100.0%

Weighted average remaining lease term (in years)	8.1			5.8

(1)   Excludes properties classified in discontinued operations.

(2)   Sq. ft. is pursuant to signed leases as of 3/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)   Annualized rental income is rents pursuant to signed leases as of 3/31/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.